SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 31, 2002


                    FORD CREDIT FLOORPLAN MASTER OWNER TRUST A
              ----------------------------------------------------
                              (Issuer of the notes)




        FORD CREDIT FLOORPLAN CORPORATION                                 FORD CREDIT FLOORPLAN LLC
        ---------------------------------                                 -------------------------
                           (Originators of the trust that issues notes under the related prospectus and prospectus supplement)
                        (Exact names of registrants as specified in their respective charters)

                     333-60756                                                       333-60756-01
     Delaware        333-60756-04      38-2973806                    Delaware        333-60756-04       38-3372243
     --------        ------------      ----------                    --------        ------------       ----------

    (State or other  (Commission       (IRS Employer               (State or other  (Commission       (IRS Employer
    jurisdiction of   File Number)     Identification              jurisdiction of   File Number)     Identification
    incorporation)                     Number)                      incorporation)                     Number)

     One American Road, Dearborn, Michigan       48126                  One American Road, Dearborn, Michigan       48126
     -------------------------------------       ------                 -------------------------------------       ------
   (Address of principal executive offices)    (Zip Code)             (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code 313-594-9876    Registrant's telephone number, including area code 313-594-9876


Item 5.  Other Events.
----------------------

     The Ford Motor Credit Company ("Ford Credit") news release dated January 31, 2002 concerning the Motown SM Notes Program, filed as Exhibit 20 to this report, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation                Description                   Method of Filing
-----------                -----------                   ----------------

Exhibit 20                 Ford Motor Credit Company
                           News Release dated
                           January 31, 2002              Filed with this Report

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Ford Credit Floorplan Corporation (formerly known as Ford Credit Auto Receivables Corporation), as co-registrant, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                            FORD CREDIT FLOORPLAN CORPORATION
                                            ---------------------------------
                                            (Registrant)


Date:  January 31, 2002                     By:/s/Susan J. Thomas
                                             --------------------
                                             Susan J. Thomas
                                             Secretary



     Pursuant to the requirements of the Securities Exchange Act of 1934, Ford Credit Floorplan LLC (formerly known as Ford Credit Auto Receivables LLC), as co-registrant, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                            FORD CREDIT FLOORPLAN LLC
                                            -------------------------
                                            (Registrant)


Date:  January 31, 2002                     By:/s/Susan J. Thomas
                                             --------------------
                                             Susan J. Thomas
                                             Secretary



                                  EXHIBIT INDEX
                                  -------------



Designation                Description
-----------                -----------

Exhibit 20                 Ford Motor Credit Company
                           News Release dated
                           January 31, 2002


                                      -3-